UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 22, 2008 (April 18, 2008)

SYMS CORP
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-8546	22-2465228
(Commission File Number)	(IRS Employer Identification No.)

Syms Way, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 902-9600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

           On April 18, 2008, Syms Corp (the “Company”) issued a press release regarding its results of operations for fourth quarter ended March 1, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

          The information in this Item 2.02 of Form 8-K and the exhibit referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release of the Company, dated April 18, 2008, regarding the results of operations.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMS CORP

By: /s/ Philip A. Piscopo
	Name:	Philip A. Piscopo
	Title:	Vice President, Chief Financial
Officer
Date: April 22, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Syms Corp, dated April 18, 2008, regarding the results of operations.